Exhibit 77(e)

Legal Proceedings

1. Date: June 30, 2008

Complaint filed in the United Stated District Court for the District of Massachusetts, subsequently transferred to the United States District Court for the Southern District of New York on September 22, 2008, and captioned Yu v. State Street Corp. Et al., Civ. A. No. 08-11108-JLT

Subject: request for reimbursement of alleged investment losses in the SSgA Yield Plus Fund.

Lead Plaintiff: Anatoly Alexander, Individually and on behalf of all others similarly situated

Defendants: State Street Corporation, State Street Global Advisors, Lynn L. Anderson. Agustin J. Fleites, Steven J. Mastrovich, William L. Marshall, Patrick
J. Riley, Bruce D. Taber, Richard D., Shirk, Henry W. Todd, Mark E. Swanson, Donald A. Gignac, Karen D. Gillogly, William L. Boyan, Michael F. Holland, Rina
K. Spence, Douglas T. Williams, James Ross, Gary L. French, and Peter G. Leahy

Disposition: This case was dismissed with prejudice by a Memorandum Opinion and Order dated March 31, 2011. On April 29, 2011, Plaintiff filed a Notice of Appeal of the dismissal to the United States Court of Appeals for the Second Circuit, and on August 4, 2011 filed his opening brief in the appellate court.

Defendants-Appellees' responsive briefs are currently due to be filed on November 3, 2011.

Because the electronic format for filing N-SAR does not provide adequate space for responding to item 15, the complete answer is as follows:

015    A0001700    STANDARD CHARTERED BANK (THAI) PUBLIC COMPANY LIMITED
015    B0001700    S
015    C0101700    BANGKOK
015    D0101700    THAILAND
015    E0401700    X
015    A0001701    SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE
015    B0001701    S
015    C0101701    LOME
015    D0101701    TOGO
015    E0401701    X
015    A0001702    REPUBLIC BANK LIMITED
015    B0001702    S
015    C0101702    PORT OF SPAIN
015    D0101702    TRINIDAD AND TOBAGO
015    E0401702    X
015    A0001703    BANQUE INTERNATIONALE ARABE DE TUNISIA
015    B0001703    S
015    C0101703    TUNIS
015    D0101703    TUNISIA
015    E0401703    X
015    A0001704    CITIBANK, A.S.
015    B0001704    S
015    C0101704    ISTANBUL
015    D0101704    TURKEY
015    E0401704    X
015    A0001705    STANDARD CHARTERED BANK UNGANDA LIMITED
015    B0001705    S
015    C0101705    KAMPALA
015    D0101705    UGANDA
015    E0401705    X
015    A0001706    ING BANK UKRAINE
015    B0001706    S
015    C0101706    KIEV
015    D0101706    UKRAINE
015    E0401706    X
015    A0001707    HSBC BANK MIDDLE EAST LIMITED
015    B0001707    S
015    C0101707    DUBAI
015    D0101707    UNITED ARAB EMIRATES
015    E0401707    X
015    A0001708    HSBC BANK MIDDLE EAST LIMITED
015    B0001708    S
015    C0101708    ABU DHABI
015    D0101708    UNITED ARAB EMIRATES
015    E0401708    X
015    A0001709    STATE STREET BANK AND TRUST COMPANY UNITED KINGDOM BRANCH
015    B0001709    S
015    C0101709    LONDON
015    D0101709    UNITED KINGDOM
015    E0401709    X
015    A0001710    BANCO ITAU URUGUAY S.A.
015    B0001710    S
015    C0101710    MONTEVIDEO
015    D0101710    URUGUAY
015    E0401710    X

015    A0001711    CITIBANK, N.A.
015    B0001711    S
015    C0101711    CARACAS
015    D0101711    VENEZUELA
015    E0401711    X
015    A0001712    HSBC BANK (VIETNAM) LIMITED
015    B0001712    S
015    C0101712    HANOI
015    D0101712    VIETNAM
015    E0401712    X
015    A0001713    STANDARD CHARTERED BANK ZAMBIA PLC.
015    B0001713    S
015    C0101713    LUSAKA
015    D0101713    ZAMBIA
015    E0401713    X
015    A0001714    BARCLAYS BANK OF ZIMBABWE LIMITED
015    B0001714    S
015    C0101714    HARARE
015    D0101714    ZIMBABWE
015    E0401714    X

015    A0016100    STANDARD CHARTERED BANK
015    B0016100    S
015    C0116100    BANGKOK
015    D0116100    THAILAND
015    E0416100    X
015    A0016101    SOCIETE GENERALE DE BANQUES EN COTE D/IVOIRE
015    B0016101    S
015    C0116101    LOME
015    D0116101    TOGO
015    E0416101    X
015    A0016102    REPUBLIC BANK LIMITED
015    B0016102    S
015    C0116102    PORT OF SPAIN
015    D0116102    TRINIDAD AND TOBAGO
015    E0416102    X
015    A0016103    BANQUE INTERNATIONALE ARABE DE TUNISIE
015    B0016103    S
015    C0116103    TUNIS
015    D0116103    TUNISIA
015    E0416103    X
015    A0016104    CITIBANK, A.S.
015    B0016104    S
015    C0116104    ISTANBUL
015    D0116104    TURKEY
015    E0416104    X
015    A0016105    STANDARD CHARTERED BANK UGANDA LIMITED
015    B0016105    S
015    C0116105    KAMPALA
015    D0116105    UGANDA
015    E0416105    X
015    A0016106    ING BANK UKRAINE
015    B0016106    S
015    C0116106    KIEV
015    D0116106    UKRAINE
015    E0416106    X
015    A0016107    HSBC BANK MIDDLE EAST LIMITED
015    B0016107    S
015    C0116107    DUBAI

015    D0116107    UNITED ARAB EMIRATES
015    E0416107    X
015    A0016108    HSBC BANK MIDDLE EAST LIMITED
015    B0016108    S
015    C0116108    ABU DHABI
015    D0116108    UNITED ARAB EMIRATES
015    E0416108    X
015    A0016109    STATE STREET BANK AND TRUST COMPANY, UNITED KINGDOM BRANCH
015    B0016109    S
015    C0116109    LONDON
015    D0116109    UNITED KINGDOM
015    E0416109    X
015    A0016110    BANCO ITAU URUGUAY S.A.
015    B0016110    S
015    C0116110    MONTEVIDEO
015    D0116110    URUGUAY
015    E0416110    X
015    A0016111    CITIBANK, N.A.
015    B0016111    S
015    C0116111    CARACAS
015    D0116111    VENEZUELA
015    E0416111    X
015    A0016112    HSBC BANK (VIETNAM) LIMITED
015    B0016112    S
015    C0116112    HANOI
015    D0116112    VIETNAM
015    E0416112    X
015    A0016113    STANDARD CHARTERED BANK ZAMBIA PLC
015    B0016113    S
015    C0116113    LUSAKA
015    D0116113    ZAMBIA
015    E0416113    X
015    A0016114    BARCLAYS BANK OF ZIMBABWE LIMITED
015    B0016114    S
015    C0116114    HARARE
015    D0116114    ZIMBABWE
015    E0416114    X